SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934



August 10, 2001

Date of Report (Date of Earliest Event Reported)


Aceto Corporation

(Exact name of Registrant as specified in its charter)


New York                       0-4217                  11-1720520
   (State or other                (Commission              (IRS Employer
    jurisdiction of                File Number)          Identification No.)
   incorporation or
    organization)



One Hollow Lane
Lake Success, New York 11042

(Address of principal executive offices)


Registrant's telephone number, including area code: (516) 627-6000







ITEM 5.  OTHER EVENTS

On August 10, 2001, Aceto Corporation (the "Company") announced that Mr.Richard Amitrano, a director of the Company, has resigned his post, effective August 31, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

99		Press Release





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACETO CORPORATION


Dated: August 10, 2001	By: /s/Leonard S. Schwartz

    Leonard S. Schwartz
    Chairman of the Board of Directors





EXHIBIT INDEX

EXHIBIT
NUMBER		DESCRIPTION

99			Press Release


C:\My Documents\MY DOCUMENTS\Doug Roth\Form 8-K Director Resignation.doc